THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 29, 2005
Regarding
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio

The "Portfolio Management" section of the prospectus is amended with respect to the following Portfolios:

Thrivent Income Portfolio and Thrivent Limited Maturity Bond Portfolio

Gregory R. Anderson, CFA, CPA and Michael G. Landreville serve as portfolio co-managers of Thrivent Income Portfolio and Thrivent Limited Maturity Bond Portfolio.

Mr. Anderson has been a portfolio manager of the Portfolios since 2005. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.

Mr. Landreville has been a portfolio manager of Thrivent Income Portfolio since 2001 and Thrivent Limited Maturity Bond Portfolio since 1998. Mr. Landreville has been with Thrivent Financial since 1983.

The date of this Supplement is October 12, 2005.

Please include this Supplement with your Prospectus.